UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2013

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2860 South Circle Drive, Suite 350, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ð	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ð	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ð	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ð	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On September 4, 2013, Century Casinos, Inc. (the “Registrant”) dismissed its principal independent registered public accounting firm, Grant Thornton LLP (the “Former Auditor”).

During the Registrant’s two most recent fiscal years and subsequent interim periods preceding dismissal, the Registrant had no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved would have caused the Former Auditor to report the disagreement.

There has been no adverse opinion, disclaimer of opinion, or qualified opinion in the Former Auditor’s report for any of the preceding two years.

For the preceding two years and through September 4, 2013, there was one “reportable event” as that term is described in Item 304(a)(1)(v)(A) of Regulation S-K. In connection with its 2011 Form 10-K, the Registrant reported a material weakness regarding the Registrant’s internal control over financial reporting relating to accounting for income taxes.  Because of this material weakness, the Registrant concluded that internal controls over financial reporting and disclosure controls and procedures were not effective as of December 31, 2011. The Registrant has since taken actions to remediate the material weakness and to enhance its internal controls over financial reporting. No further “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K were identified.

The Registrant has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Former Auditor’s letter dated September 6, 2013 is attached as Exhibit 16.1.

(b) On September 6, 2013, the Registrant engaged Deloitte & Touche LLP as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Deloitte & Touche LLP with respect to the accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matters set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-K.

The decision to change accountants was approved by the Registrant’s Audit Committee and Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of Grant Thornton LLP, dated September 6, 2013.

      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: September 6, 2013	By : /s/ Margaret Stapleton
Margaret Stapleton
Executive Vice President and Principal Financial/Accounting Officer